                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-12

                           NATIONAL PRESTO INDUSTRIES
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

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

                                 [PRESTO LOGO]

                  NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 15, 2001

            Please sign and return the enclosed proxy card promptly.

                        NATIONAL PRESTO INDUSTRIES, INC.
                           EAU CLAIRE, WISCONSIN 54703

                        NATIONAL PRESTO INDUSTRIES, INC.
                           EAU CLAIRE, WISCONSIN 54703
                                 MARCH 30, 2001

Dear Shareholder:

    Enclosed with this letter you will find the notice of our Annual Meeting of Stockholders, which will be held at our offices in Eau Claire on May 15, 2001.

    We sincerely hope that you will be able to be present to meet the management of your company, see the new products that will be displayed at the meeting and cast your vote for the election of directors. If, however, you find that you are unable to attend the meeting in person, we urge that you participate by voting your stock by proxy. You may cast your vote by signing and returning the enclosed proxy card.

    On March 28, 2001, we mailed you our annual report for 2000, which contained a description of our business and also included audited financial statements for that year. Enclosed with this letter is a proxy statement which contains information regarding the annual meeting and the business to be conducted thereat.

    It is with great reluctance we announce that John M. Sirianni has decided not to stand for reelection to the Board. John has served as a director for the past nine years. His keen financial insight has had a significant favorable impact on Board decisions during his tenure. Those of us who continue on the Board, will sorely miss his guidance.

    Your directors have nominated Patrick J. Quinn, who is chairman and president of Ayres Associates, to fill this vacancy on the Board. If elected, we are confident Pat's sound business judgement and extensive management experience will prove to be a valuable asset to the Board.

    We are always pleased to hear from our shareholders, and if you cannot be present in person at the meeting, we would be happy to have your letters expressing your viewpoints on our products and business or to answer any questions that you might have regarding your company.




        /s/ MARYJO COHEN                        /s/ MELVIN S. COHEN

            President                                 Chairman

                        NATIONAL PRESTO INDUSTRIES, INC.
                             3925 NORTH HASTINGS WAY
                           EAU CLAIRE, WISCONSIN 54703

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO THE STOCKHOLDERS OF NATIONAL PRESTO INDUSTRIES, INC.:

    The Annual Meeting of Stockholders of National Presto Industries, Inc., will be held at the offices of the Company, 3925 North Hastings Way, Eau Claire, Wisconsin 54703, on Tuesday, May 15, 2001, at 2:00 p.m., for the following purposes:

         (a) to elect two directors for three year terms ending in 2004 and until their successors are elected, and

         (b) to transact such other business as may properly come before the meeting.

    Stockholders of record at the close of business on March 7, 2001, will be entitled to vote at the meeting and any adjournment thereof.





                                                     James F. Bartl
                                                     Secretary

March 30, 2001

STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS. PLEASE USE THE ENCLOSED ENVELOPE IN RETURNING YOUR PROXY.

                        NATIONAL PRESTO INDUSTRIES, INC.
                             3925 NORTH HASTINGS WAY
                              EAU CLAIRE, WI 54703

                                 PROXY STATEMENT

            ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 15, 2001

    The accompanying proxy is solicited by the Board of Directors of National Presto Industries, Inc. (the "Company"), for use at the Annual Meeting of Stockholders to be held May 15, 2001 (the "Annual Meeting"), and any adjournment thereof. When such proxy is properly executed and returned, the shares it represents will be voted at the meeting and at any adjournment thereof. Any stockholder giving a proxy has the power to revoke it at any time before it is voted. Presence at the meeting of a stockholder who has signed a proxy does not alone revoke that proxy; the proxy may be revoked by a later dated proxy or notice to the Secretary at the meeting.

    At the Annual Meeting stockholders will be asked to:

        (a) elect two directors for three year terms ending in 2004 and until their successors are elected, and

        (b) transact such other business as may properly come before the meeting.

    Only stockholders of record as of the close of business on March 7, 2001, will be entitled to vote at the Annual Meeting. The presence in person or by proxy of holders of a majority of the shares of stock entitled to vote at the Annual Meeting shall constitute a quorum for the transaction of business. Abstentions and proxies submitted by brokers who do not have authority to vote on certain matters will be considered "present" at the Annual Meeting for purposes of determining a quorum. The approximate date on which this proxy statement and form of proxy were first mailed to stockholders is March 30, 2001.

    Directors are elected by a plurality of the votes cast, which means the individuals who receive the largest number of votes will be elected as directors up to the maximum number of directors to be chosen in the election. Therefore, shares voted as "withhold authority to vote" will have no effect on the election of directors.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

    The Company has outstanding only common stock of which 6,877,445 shares were outstanding and entitled to vote as of the close of business on the record date, March 7, 2001. Each of the 6,877,445 outstanding shares of common stock is entitled to one vote and there is no cumulative voting.

    The following table sets forth information provided to the Company as to beneficial ownership of the Company's common stock, as of the record date by (i) the only shareholders known to the Company to hold 5% or more of such stock,
(ii) each of the directors and executives of the Company named in the Summary Compensation Table, and (iii) all directors and officers as a group. Unless otherwise indicated, all shares represent sole voting and investment power.


                                             AMOUNT AND NATURE                    PERCENT OF
     BENEFICIAL OWNER                      OF BENEFICIAL OWNERSHIP               COMMON STOCK
     ----------------                      -----------------------               ------------
     Maryjo Cohen                                2,021,049(1)(2)                     29.4%
     3925 N. Hastings Way
     Eau Claire, WI 54703

     Melvin S. Cohen                               461,770(1)(3)                      6.7%
     3925 N. Hastings Way
     Eau Claire, WI 54703

     Dimensional Fund Advisors, Inc.               524,150(4)                         7.6%
     1299 Ocean Avenue
     Santa Monica, CA 90401

     James F. Bartl                                 73,143(5)                         1.1%
     Donald E. Hoeschen                                681                             --(6)
     Richard F. Anderl                               1,534                             --(6)
     John M. Sirianni                                2,500                             --(6)
     Michael J. O'Meara                                100                             --(6)
     Richard N. Cardozo                                 --
     Patrick J. Quinn                                  200                             --(6)
     All officers and directors as a group       2,151,721(7)                        31.3%
     (12 persons)

(1) Includes 111,375 shares owned by the L.E. Phillips Family Foundation, Inc. (the "Phillips Foundation"), a private charitable foundation of which the named person is an officer and/or director and as such exercises shared voting and investment powers.

(Footnotes continued on next page.)

(2) Includes 1,669,664 shares held in a voting trust described in the section below captioned "Voting Trust Agreement," for which Ms. Cohen has sole voting power, and 240,010 shares owned by pension and retirement trusts of the Company or affiliates, and private charitable foundations (other than the Phillips Foundation) and family member trusts of which Ms. Cohen is a co-trustee, officer or director, and as such exercises shared voting and investment powers.

(3) Includes 350,395 shares owned by pension and retirement trusts of the Company or affiliates, charitable trusts and private charitable foundations (other than the Phillips Foundation) of which Mr. Cohen is a co-trustee, officer or director, and as such exercises shared voting and investment powers. Does not include shares held in a voting trust described in the section below captioned "Voting Trust Agreement," for which Mr. Cohen holds voting trust certificates. Pursuant to the voting trust, Mr. Cohen does not have the power to vote or dispose of such shares.

(4) Based on February 2, 2001, Schedule 13-G filing with the Securities and Exchange Commission.

(5) Includes 57,956 shares held by pension and retirement trusts of the Company or affiliates for which Mr. Bartl is a co-trustee and as such exercises shared voting and investment powers.

(6) Represents less than 1% of the outstanding shares of common stock of the Company.

(7) Includes options for 1,000 shares currently exercisable by four officers under the National Presto Industries, Inc. 1988 Stock Option Plan.

    The information contained in the foregoing footnotes is for explanatory purposes only, and the persons named in the foregoing table disclaim beneficial ownership of shares owned or held in trust for any other person, including family members, trusts, or other entities with which they may be associated. Stock ownership information contained in this Proxy Statement was obtained from the Company's shareholder records, filings with governmental authorities, or from the named directors and officers.

SECTION 16 (A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Based upon a review of Forms 3, 4 and 5 and any amendments thereto pursuant to Section 16 of the Securities and Exchange Act of 1934, the Company believes all such forms were filed on a timely basis by reporting persons during the fiscal year ended December 31, 2000.

VOTING TRUST AGREEMENT

    The first two individual beneficial owners listed in the foregoing table, and eight other persons comprising extended family members and related trusts, have entered into a voting trust agreement with respect to the voting of an aggregate of 1,669,664 shares of common stock of the Company. The voting trust agreement will terminate on December 4, 2009, unless sooner terminated by the voting trustee or unanimous written consent of all the parties to the voting trust agreement. The voting trustee under the agreement is Maryjo Cohen. Under the agreement, the voting trustee exercises all rights to vote the shares subject to the voting trust with respect to all matters presented for shareholder action.

                            NOMINEES AND DIRECTORS

    Two directors are to be elected at the Annual Meeting for a term of three years. The Articles of Incorporation and the Bylaws of the Company provide for six directors, divided into three classes of two members each. At each annual meeting, successors of the class whose term of office expires in that year are elected for a three-year term. The two nominees who receive the highest number of votes will be elected directors of the Company for the three-year term commencing at the Annual Meeting. The Board of Directors propose as nominees Mr. Richard N. Cardozo, Carlson Chair in Entrepreneurial Studies/ Professor of Marketing, University of Minnesota, whose term expires at the meeting, and Patrick J. Quinn, Chairman and President, Ayres Associates, a Wisconsin-based engineering and professional service consulting firm.

    Unless otherwise directed, the proxies solicited by the Board of Directors will be voted for the election as directors of the nominees named above. The Company believes that each nominee named above will be able to serve; but should any nominee be unable to serve as a director, the persons named in the proxies have advised that they will vote for the election of such substitute nominee as the Board may propose.

                  INFORMATION CONCERNING DIRECTORS AND NOMINEES

    The following table provides information as to the directors and nominees of the Company.


                                        PRINCIPAL OCCUPATION;                      DIRECTOR'S
                                         BUSINESS EXPERIENCE           DIRECTOR     TERM TO
DIRECTOR                AGE                 PAST 5 YEARS                SINCE       EXPIRE
---------------------  -----      --------------------------------     --------   -----------
Richard N. Cardozo*     65         Carlson Chair in                     1998         2001
                                   Entrepreneurial Studies/
                                   Professor of Marketing,
                                   University of Minnesota

Patrick J. Quinn*       51         Chairman and President,
                                   Ayres Associates; prior to
                                   April 28, 2000, Executive
                                   Vice President

James F. Bartl          60         Executive Vice President,            1995         2002
                                   Secretary and Resident
                                   Counsel of the Company

Michael J. O'Meara      50         Chairman of the Board                1996         2002
                                   and Director, People's National
                                   Bank, Eau Claire, Wisconsin

Melvin S. Cohen         83         Chairman of the                      1949         2003
                                   Board of the
                                   Company

Maryjo Cohen            48         President and Chief                  1988         2003
                                   Executive Officer
                                   of the Company(1)

------------------------
 * Nominee
(1) Ms. Cohen is the daughter of Mr. Cohen.

    The Company has an Audit Committee but does not have a nominating or compensation committee. The Audit Committee consists of Messrs. Sirianni and O'Meara.(1) During 2000, the Audit Committee held two meetings. On May 17, 2000, the Audit Committee Charter was approved by the Board of Directors, a copy of which is included herewith as Appendix A to this proxy statement. During 2000 there were two Board of Directors meetings. Each Director attended all of the meetings of the Board of Directors and all meetings of committees on which that director served. Directors of the Company, other than those who are also executive officers, currently receive $1,000 for each Board meeting and $275 for each Audit Committee meeting attended. Executive officers are not compensated for services as Board members.

AUDIT COMMITTEE REPORT

    Members of the Audit Committee are independent and the Board of Directors has determined that no member has a relationship to the company that may interfere with the exercise of their independence from management of the Company. The principal function of the Audit Committee is to review the annual financial statements of the Company prior to their submission to the Board of Directors. The Audit Committee also has authority to consider such other matters in relation to the internal and external audit of the Company's accounts and in relation to its financial affairs as the Committee may determine to be desirable and related responsibilities as set forth in the Audit Committee Charter. Committee members have conducted an open and comprehensive dialogue with the Company's auditors regarding the 2000 year-end audited financial statements and have reviewed and discussed those statements with management.

    The Audit Committee members reviewed and ratified the nature and the extent of the services to be provided by Grant Thornton LLP, including services rendered in 2000, the costs and fees for such services, and the effect of such fee arrangements on the independence of the auditors. The Committee has also discussed with the auditors matters related to SAS 61 and SAS 90, received written disclosures from the auditors required by ISB Standard No. 1, and discussed with the auditors their independence. As a consequence of its evaluation and review, the Committee has recommended to the full Board that the audited financial statements be included in the Company's annual report on Form 10-K for the 2000 calendar year based upon the aforementioned review and discussion.

    Submitted by members of the Audit Committee:

               John M. Sirianni                Michael J. O'Meara

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

    The following table provides certain summary information concerning annual compensation paid by the Company to the Company's chief executive officer and each of the four highest paid executive officers whose salary and bonus exceeded $100,000 for the fiscal year ended December 31, 2000.

(1) Prior to June 14, 2001, the Board of Directors will add a third member to the Audit Committee.

                           SUMMARY COMPENSATION TABLE


                                                                                        ALL OTHER
NAME AND PRINCIPAL POSITION              YEAR             SALARY            BONUS     COMPENSATION(1)
---------------------------              ----             ------            -----     ---------------
Melvin S. Cohen                          2000          $  107,200       $   23,525       $  -0-
Chairman of the Board                    1999             107,200           23,525          -0-
                                         1998             107,200           23,525          -0-

Maryjo Cohen                             2000          $   64,000       $  216,000       $ 3,400
President, Chief Executive               1999              64,000          206,000         3,200
Officer and Director                     1998              64,000          206,000         3,200

James F. Bartl                           2000          $   44,600       $  190,400       $ 3,400
Executive Vice President, Secretary,     1999              44,600          180,400         3,200
Resident Counsel and Director            1998              44,600          170,400         3,200

Donald E. Hoeschen                       2000          $   41,370       $  131,500       $ 3,307
Vice President-Sales                     1999              41,370          124,000         3,157
                                         1998              41,370          116,500         3,007

Richard F. Anderl                        2000          $   45,000       $   90,000       $ 2,600
Vice President-Engineering               1999              45,000           85,000         2,500
                                         1998              45,000           80,000         2,400

--------------

(1) The amounts shown in this column are matching contributions made by the Company for executive officers participation in its 401(k) Plan.


                   AGGREGATE OPTION EXERCISE IN LAST FISCAL YEAR
                          AND FISCAL YEAR-END OPTION VALUES



                                                      NUMBER OF SECURITIES
                                                     UNDERLYING UNEXERCISED          VALUE OF UNEXERCISED
                       SHARES                              OPTIONS AT                IN-THE-MONEY OPTIONS
                     ACQUIRED ON        VALUE          FISCAL YEAR-END(#)            AT FISCAL YEAR-END($)
NAME                 EXERCISE(#)      REALIZED($)   EXERCISABLE/UNEXERCISABLE      EXERCISABLE/UNEXERCISABLE
-------------       ------------      -----------   -------------------------      -------------------------
Donald E. Hoeschen      -0-              -0-             250 / 1,500                          (1)

(1) The outstanding options at year-end were not "in the money."

PENSION PLAN

    The Company maintains a qualified defined benefit pension plan (the "Plan") in which executive officers of the Company (other than Mr. Cohen) participate. Upon retirement, participants may elect one of the Plan's payment options, including an annuity or lump sum distribution, both of which are based upon length of service and remuneration. A participant's remuneration covered by the Plan is his or her average compensation for the highest five consecutive calendar years of service, or in the case of a participant who has been employed for less than five full calendar years, the average is based upon the number of completed years of employment with the Company. It is estimated that the executive officers listed above (excluding Mr. Cohen, who received a lump sum pension distribution in 1988) will receive at their normal retirement date (age
65) a maximum annual benefit of $30,000, applicable to participants with 35 years of service and "Plan" remuneration of $83,000.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    As described below in the report on executive compensation, members of the Board of Directors determine the compensation of the executive officers of the Company. This includes the compensation of those executive officers who also serve as directors, namely, Melvin S. Cohen, Chairman of the Board, Maryjo Cohen, President and Chief Executive Officer, and James F. Bartl, Executive Vice President, Secretary and Resident Counsel. The Company's Chief Executive Officer and other executive officers who also serve on the Board of Directors do not participate in any decisions regarding their own compensation.

    Executive officers of the Company, including Messrs. Cohen and Bartl and Ms. Cohen, also serve as directors and executive officers of the Company's subsidiaries. Mr. Sirianni is a Managing Director-Investments of U.S. Bancorp Piper Jaffray Inc. The Company has purchased marketable securities during 2000 in transactions through brokerage firms, including U.S. Bancorp Piper Jaffray Inc. In the opinion of the Board, Mr. Sirianni is independent of management and his business relationship with the Company, which is not material, would not interfere with his exercise of independent judgement as an Audit Committee member.

    The Company expects to continue to utilize the brokerage services of U.S. Bancorp Piper Jaffray Inc. during 2001. The Company believes that the terms and conditions of its relationship with U.S. Bancorp Piper Jaffray Inc. are as favorable as those that could have been obtained from other entities providing similar services.

BOARD REPORT ON EXECUTIVE COMPENSATION

   Decisions on executive compensation are made by the Board of Directors. There is no separate compensation committee. Salaries and bonus compensation are reviewed annually at or near the end of the Company's fiscal year.

   Historically the Company has maintained salaries at a level that is considered to be below salaries for executives of comparable companies. This provides a more conservative approach to base compensation if the Company experiences significant adverse operating results that the Board of Directors believes should result in a reduction in total compensation. Salaries historically have been supplemented by amounts characterized as bonus compensation, which is paid in cash as described in the above table. The Board considers, however, salaries and bonuses together to determine if total compensation, irrespective of how characterized, is reasonably related to the services provided.

   The Company has not relied upon stock incentives as a principal part of its compensation program for its executives. However, the Company has made available stock purchase arrangements for executive officers. The last such arrangement for any of the executive officers named in the foregoing table was in 1997.

   The Board believes that the total salary and bonus compensation paid to its executives is appropriate in relationship to the size and nature of the Company's business, total compensation of other executives of similar businesses, the longevity of such officers' service with the Company, the limited number of senior executives employed by the Company and the results that have been achieved by its management group (bonuses are not based upon a percentage or other formula utilizing revenues, income or other financial data as predicates). No compensation or other consultant has been retained by the Board to evaluate executive compensation. The Board does consider, however, data generally made available on executive compensation by such organizations.

   The Company has utilized the salary and discretionary bonus approach described about for more than 25 years and no change in this compensation approach is currently being considered. Because of their substantial stock ownership, the interests of Mr. Cohen and Ms. Cohen, the Company's two senior officers, are substantially related to the interests of all stockholders. Mr. Bartl also has material stock interests in relation to his compensation level. Further, stock-based compensation is not deemed by the Board to be necessary or appropriate.

    The basis for the compensation of Ms. Cohen as President and Chief Executive Officer is determined in the same manner as the compensation for the other executive officers. The Board considered, in establishing Ms. Cohen's compensation, her demonstrated competence over many years, the scope of responsibilities assumed and her expertise in a variety of significant niches within the business. No specific weight was assigned to any of these factors and, as in the case of other executives, no formula is utilized for determining bonus compensation.

    In 1993, Section 162(m) of the Internal Revenue Code was adopted which, beginning in 1994, imposes an annual deduction limitation of $1.0 million on the compensation of certain executive officers of publicly held companies. The Board of Directors does not believe that the Section 162(m) limitation will materially affect the Company in the near future based on the level of the compensation of the executive officers. If the limitation would otherwise apply, the Board of Directors could defer payment of a portion of the bonus to remain under the $1.0 million annual deduction limitation.

    Submitted by the Company's Board of Directors:

       Melvin S. Cohen         James F. Bartl             Michael J. O'Meara
       Maryjo Cohen            John M. Sirianni           Richard N. Cardozo

PERFORMANCE GRAPH

    The performance graph below compares cumulative five-year shareholder returns on an indexed basis with the Standard and Poor's 500 Composite Index (the "S&P 500 Index") and a Peer Group comprised of small appliance industry competitors (the "Peer Group"). The companies comprising the Peer Group are set forth at the bottom of this page.

              FIVE-YEAR TOTAL RETURN COMPARISON OF NATIONAL PRESTO,
                          S&P 500 INDEX, AND PEER GROUP


                                                                 December 31,
                                        -------------------------------------------------------------
                                         1995        1996      1997       1998       1999       2000
                                        -------------------------------------------------------------
                                                                   DOLLARS
  National Presto Industries, Inc.       100.0        98.6     110.1      124.6      109.5      100.9
  S&P 500 Index                          100.0       123.2     164.4      212.1      256.8      234.0
  Peer Group                             100.0       157.5     252.4       68.0       71.2       28.7

Assumes $100 invested on December 31, 1995, in National Presto Industries, Inc. common stock, the S&P 500 Index, and the Peer Group. Total return assumes reinvestment of dividends.

Peer Group Companies: National Presto Industries, Inc., Salton, Inc., Sunbeam Corporation, and Applica, Inc. (formerly known as Windmere Durable Holdings, Inc.)

                         INDEPENDENT PUBLIC ACCOUNTANTS

    Grant Thornton LLP, Certified Public Accountants, were the independent accountants for the Company during the year ended December 31, 2000, and have been selected by the Audit Committee to be independent accountants for the Company during the fiscal year ending December 31, 2001. The Audit Committee meets with representatives of Grant Thornton LLP to review their comments and plans for future audits. It is not anticipated that any representative of such auditing firm will be present at the Annual Meeting of Stockholders.

AUDIT FEES

    During the past fiscal year, the Company incurred fees of $81,490 from Grant Thornton LLP for the audit of the December 31, 2000 financial statements and quarterly reviews.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

    Grant Thornton LLP did not provide any financial information systems design and implementation services for the Company during the year ended December 31, 2000.

ALL OTHER FEES

    The Company incurred fees of $30,230 from Grant Thornton LLP during the past fiscal year for non-audit services, which included audits of employee benefit plans, assistance with tax returns, tax consulting, and assistance with acquisition related issues.

                                  OTHER MATTERS

    The cost of preparing, assembling and mailing this proxy statement, the notice and form of proxy will be borne by the Company. The management has made no arrangement to solicit proxies for the meeting other than by use of mail, except that some solicitation may be made by telephone, facsimile, email, or personal calls by officers or regular employees of the Company. The Company will, upon request, reimburse brokers and other persons holding shares for the benefit of others in accordance with the rates approved by the New York Stock Exchange for their expenses in forwarding proxies and accompanying material and in obtaining authorization from beneficial owners of the Company's stock to give proxies.

    The Board of Directors knows of no other matters to be brought before this Annual Meeting. If other matters should come before the meeting, however, it is the intention of each person named in the proxy to vote such proxy in accordance with his or her judgement on such matters.

    National Presto Industries, Inc., Form 10-K annual report, on file with the Securities and Exchange Commission, may be obtained, without charge, upon written request to James F. Bartl, Secretary, National Presto Industries, Inc., 3925 North Hastings Way, Eau Claire, Wisconsin 54703. Copies of exhibits to Form 10-K may be obtained upon payment to the Company of the reasonable expense incurred in providing such exhibits.

                              SHAREHOLDER PROPOSALS

    Any proposal intended to be presented for action at the 2002 Annual Meeting of Stockholders of the Company (the "2002 Annual Meeting") by any stockholder of the Company must be received by the Secretary of the Company at 3925 North Hastings Way, Eau Claire, Wisconsin 54703, not later than December 3, 2001, in order for such proposal to be included in the Company's proxy statement and proxy relating to the 2002 Annual Meeting. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to the 2002 Annual Meeting any stockholder proposal which does not meet all of the requirements for such inclusion at the time in effect.

    Pursuant to Rules 14a-4 and 14a-5(e) of the Securities and Exchange Commission, as amended, which govern the use by the Company of its discretionary voting authority with respect to certain shareholder proposals, should the Company receive notice after February 14, 2002, of any such stockholder proposal which will be circulated independent of the Company's proxy statement, the persons named in proxies solicited by the Board of Directors of the Company for its 2002 Annual Meeting may exercise discretionary voting power with respect to any such proposal.

                                   BY ORDER OF THE BOARD OF DIRECTORS
                                   James F. Bartl, Secretary

                                   APPENDIX A

                        NATIONAL PRESTO INDUSTRIES, INC.
                             AUDIT COMMITTEE CHARTER

I.  ORGANIZATION

         1. MEMBERSHIP. The Audit Committee of the Board of Directors of this Corporation will at all times consist of at least two directors appointed by the Board of Directors of this Corporation, each member to serve until his or her successor is duly elected, or until his or her earlier death, resignation or removal by the Board of Directors. (Note:
         In accordance with New York Stock Exchange rules, the Audit Committee membership will consist of at least three directors effective June 14, 2001.)

         2. QUALIFICATIONS.

              (A) FINANCIAL LITERACY. All members of the Audit Committee must be financially literate, as such qualification is interpreted by this Corporation's Board of Directors in its business judgment, or must be able to become financially literate within a reasonable period after his or her appointment to the Audit Committee. At least one member of the Audit Committee must have accounting, finance or related financial management expertise or experience, or related professional degree or certification.

              (B) INDEPENDENCE. Except as provided in the next sentence, all members of the Audit Committee must be independent directors (within the meaning of the applicable rules of the New York Stock Exchange ("NYSE")) and free of any relationship with the Corporation that may interfere with the exercise of their independence from management and the Corporation. The Board of Directors may, if necessary, appoint one member to the Audit committee who is not an employee of the Corporation and does not qualify under applicable NYSE rules as "independent." However, if the Board of Directors appoints a director to the Audit Committee who is not independent within the meaning of the rules of the NYSE governing such matters, such appointment shall be made only in strict compliance with the rules governing appointment of non-independent members.

              (C) MISCELLANEOUS. All members and prospective members must respond to such reasonable inquiries as the Board of Directors deems appropriate to ascertain the qualifications of a member or a prospective member of the Audit Committee.

         3. MEETINGS.

              (A) FREQUENCY. The Audit Committee shall meet at least twice during each fiscal year of this Corporation, or as frequently as the Committee deems, in its reasonable judgment, to be appropriate during any fiscal year.

              (B) AGENDA AND NOTICE. The Chief Financial Officer (non-voting attendee) and the Chairman of the Audit Committee shall establish the meeting dates and the meeting agenda and send proper notice of each Audit Committee meeting to each member prior to each meeting.

              (C) CHAIR. The Board of Directors shall designate a Chair of the Audit Committee.

II.  STATEMENT OF POLICY

The Audit Committee shall assist the Board of Directors in fulfilling the oversight responsibilities of the Board of Directors relating to corporate accounting, financial reporting practices, and the quality and integrity of the financial reports of this Corporation. The Audit Committee shall periodically review the financial reports of this Corporation; the internal controls regarding finance and accounting and compliance with applicable rules and regulations; and the adequacy and appropriateness of the overall auditing, accounting and financial reporting processes of this Corporation. The Audit Committee shall foster and encourage continuous improvement of and adherence to the Corporation's internal policies and to applicable rules and regulations that affect auditing, accounting and financial reporting matters. The Audit Committee shall also foster and provide open avenues of communications by and among the Corporation's management, independent public accountants, internal auditors, finance department and the Board of Directors.

III.  RESPONSIBILITIES

         1. SELECTION AND DISENGAGEMENT OF OUTSIDE AUDITORS. The Audit Committee is expected to review and recommend to the Board of Directors the outside auditors to be selected to audit and review the financial statements of this Corporation and its subsidiaries. The Audit Committee shall also recommend to the Board of Directors the disengagement of previously selected outside auditors, if the Committee determines that disengagement is warranted, and shall provide the reasons for recommending disengagement. Final selection and disengagement of outside auditors shall always be made by the Board of Directors. If the Board of Directors so determines in its sole discretion, or if required by this Corporation's Articles or Bylaws, the selection of outside auditors shall be submitted for ratification by this Corporation's shareholders. The Audit Committee shall also review and approve the compensation to be paid to the outside auditors.

         2. INDEPENDENCE OF OUTSIDE AUDITORS. The Audit Committee is expected to confirm the independence of the outside auditors selected, including a prior review and approval of any management, consulting or other services and fees provided by, or paid to, the outside auditors. The Audit Committee must ensure that the outside auditor submits on a periodic basis to the Committee a formal written statement delineating all relationships between this Corporation and the outside auditors. The Audit Committee is responsible for actively engaging in a dialogue with the outside auditors with respect to any disclosed relationship or services that may impact the objectivity and independence of the auditors and for recommending that the Board of Directors take appropriate action in response to the outside auditor's report to satisfy itself of the outside auditor's independence.

         3. ACCOUNTABILITY OF AUDITORS. The outside auditors shall be accountable to the Audit Committee and to the full Board of Directors as representatives of the Corporation's shareholders.

         4. ANNUAL REVIEW OF THIS CHARTER. The Audit Committee is expected to, at least annually, review and reassess the adequacy of this Audit Committee Charter.

         5. REVIEW OF ANNUAL AUDIT. The Audit Committee is expected to review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

         6. REVIEW OF INTERNAL CONTROLS. The Audit Committee is expected to consider and review with management and the outside and internal auditors the adequacy of this Corporation's internal controls, including information systems control and security and bookkeeping controls. The Audit Committee shall also review in this regard any findings and recommendations of the outside and internal auditors, including their management letters.

         7. REVIEW AUDIT SCOPE. The Audit Committee is expected to consider and review with management and the outside auditors the scope of the audit for the current fiscal year and the plan of the outside auditors in conducting the audit.

         8. AUDIT COMMITTEE REPORT. The Audit Committee shall prepare an Audit Committee Report for inclusion in this Corporation's Proxy Statement for each annual meeting of shareholders occurring after December 15, 2000 pursuant to the rules governing such Reports.

         9. REPORTS TO THE BOARD OF DIRECTORS. The Audit Committee is expected to report regularly to the Board of Directors of the Corporation regarding the meetings of the Audit Committee with such recommendations to the Board of Directors as the Audit Committee deems appropriate. The Audit Committee shall keep minutes of its meetings and submit such minutes to the Board of Directors.

         10. OVERSEE THE INTERNAL AUDIT FUNCTION. The Audit Committee is expected to review and concur in the appointment, replacement, reassignment, or dismissal of the internal auditor. In addition, the Audit Committee will review the operations of the internal audit function of the corporation, including its charter, the independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the outside auditors. Prior to each meeting, the Audit Committee will receive and review a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan.

         11. OTHER RESPONSIBILITIES. The Audit Committee is expected to perform such other duties as may be required by law or requested by the Board of Directors or deemed appropriate by the Audit Committee. Any member of the Audit Committee or management of this Corporation is authorized to certify to the NYSE this Corporation's compliance with rules governing audit committees in such form as the NYSE may prescribe.

This Audit Committee Charter was approved by the Board of Directors of this Corporation on May 17, 2000.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" BOTH NOMINEES SPECIFIED IN ITEM 1.

                              Please sign exactly as name appears below.
                              ------------------------------------------
                              When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                              DATED                              , 2001
                                    -----------------------------


                              ------------------------------------------------
                              Signature


                              ------------------------------------------------
                              Signature if held jointly


PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

--------------------------------------------------------------------------------
                        NATIONAL PRESTO INDUSTRIES, INC.
                                     PROXY
                          Eau Claire, Wisconsin 54703
                            Telephone (715) 839-2119

                                ----------------

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Melvin S. Cohen and Maryjo Cohen, and each of them jointly and severally as proxies, with the power to appoint substitutes, and hereby authorizes them to represent and to vote as designated below, all the shares of common stock of National Presto Industries, Inc. held of record by the undersigned on March 7, 2001, at the Annual Meeting of Stockholders to be held on May 15, 2001, and any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" BOTH NOMINEES.

1.  ELECTION OF DIRECTORS       FOR both nominees listed below                    WITHHOLD authority to vote
                                (except as marked to the contrary below) [ ]      for both nominees listed below [ ]


          Richard N. Cardozo                                Patrick J. Quinn

(INSTRUCTIONS: To vote against any individual nominee write that nominee's name in the space provided below.)


--------------------------------------------------------------------------------

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


                                (Continued, and to be signed, on the other side)